UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2008

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                         Kewaunee Scientific Corporation

             (Exact name of registrant as specified in its charter)

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          Delaware                     0-5286              38-0715562
(State or other jurisdiction        (Commission         (I.R.S. Employer
       of incorporation)            File Number)       Identification No.)
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                2700 West Front Street                         28677
             Statesville, North Carolina                     (Zip Code)
      (Address of principal executive offices)

Registrant's telephone number, including area code    704-873-7202

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                                       N/A
         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

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Item 2.02 Results of Operations and Financial Conditions

On August 26, 2008, Kewaunee Scientific Corporation issued a press release announcing its financial results for the first quarter ended July 31, 2008. A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits
   (c) Exhibits:

Exhibit No.
   99.1     Press Release of Kewaunee Scientific Corporation dated
            August 26, 2008.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                         (Registrant)
                                                 Kewaunee Scientific Corporation

Date: August 26, 2008                            /s/ D. Michael Parker
                                                 -------------------------------
                                                 Senior Vice President, Finance
                                                 Chief Financial Officer